                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR 12(g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



              DELAWARE                                  13-3317668
----------------------------------------   -------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

       399 EXECUTIVE BOULEVARD
            ELMSFORD, NY                                   10523
----------------------------------------   -------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


If this form relates to the registration     If this form relates to the
of a class of securities pursuant to         registration of a class of
Section 12(b) of the Exchange Act            securities pursuant to Section
and is effective pursuant to General         12(g) of the Exchange Act and
Instruction A.(c), please check the          is effective pursuant to General
following box. [ ]                           Instruction A.(d), please check the
                                             the following box. |X|


Securities Act registration statement
file number to which this form relates:                          N/A
                                                          ----------------------
                                                            (if applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                      Name of Each Exchange on Which
   to be so Registered                      Each Class is to be Registered
--------------------------           -------------------------------------------
           NONE                                          NONE


Securities to be registered pursuant to Section 12(g) of the Act:
                    COMMON STOCK, $.01 PAR VALUE PER SHARE
--------------------------------------------------------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the registrant's common stock, $.01 par value per share, is set forth under the caption "Description of Capital Stock-Common Stock" on page 39 of the prospectus filed by the registrant with the Securities and Exchange Commission on July 15, 1998 pursuant to Rule 424(b)(4) under the Securities Exchange Act of 1934, as amended, which description is incorporated herein by reference.

ITEM 2.  EXHIBITS.

1. Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 of the registrant's Registration Statement on Form S-1 (Registration No. 333-51845)).

2. Amended and Restated By-Laws (incorporated herein by reference to Exhibit 3.2 of the registrant's Registration Statement on Form S-1 (Registration No. 333-51845)).

3.       Form of Common Stock Certificate (incorporated herein by reference to
         Exhibit 4.1 of the registrant's Registration Statement on Form S-1 (Registration No. 333-51845)).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                AMERICAN BANK NOTE HOLOGRAPHICS, INC.



                                By: /s/ Alan Goldstein
                                    ------------------------------------------
                                    Alan Goldstein
                                    Vice President and Chief Financial Officer


Dated: December 10, 1999